UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                FORM 8-K/A

                              CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                             September 15, 2003
                               Date of Report
                     (Date of Earliest Event Reported)

                           COWLEY TECHNOLOGIES INC.
             (Exact Name of Registrant as Specified in its Charter)

                                   DELAWARE
                  (State or Other Jurisdiction of Incorporation)

                 000-50114                        04-3777691
        (Commission File Number)       (IRS Employer Identification No.)

                 80 Wall Street, Suite 808, New York, NY 10005
            (Address of Principal Executive Offices, including ZIP Code)

                                  (212) 809-1200
                Registrant's Telephone Number, including Area Code

                         185 Hai Zhou Road, Shanghai, China
         (Former Name or Former Address, if Changed Since Last Report)





Item 1.  CHANGES IN CONTROL OF REGISTRANT

     On September 8, 2003, Mr. Wei Yuan, the sole shareholder of Cowley Technologies Corp. (the "Company"), entered into a Stock Purchase Agreement with Comp Property International Limited, a British Virgin Islands corporation ("Comp Property"), pursuant to which Comp Property acquired 4,250,000 shares of the Company's common stock from Mr. Yuan in exchange for $42,500 in cash, and at the same time, Comp Property subscribed 10,000,000 shares of the Company's common stock for an aggregate consideration of $100,000 in cash. Prior to the transaction, the Company had 5,000,000 shares of common stock outstanding, and no preferred shares have been issued and outstanding. Comp Property is a holding corporation, which has currently no tangible assets other than holding the controlling capital stock of the Company and those of Ridgefield Industries Corp., a blank check corporation.

     On September 10, 2003, the Company entered into a Share Exchange Agreement with shareholders of Starlight E-Commerce Ltd., a magazine distributor in Hong Kong ("Starlight"), whereby we issued a total of 1,100,000 shares of its common stock to shareholders of Starlight to acquire all the capital stock of Starlight (the "Acquisition"). As a result, Starlight became wholly owned subsidiary of the Company. Following the Acquisition, there are 16,100,000 shares of our common stock issued and outstanding.

     The following table sets forth, as of September 10, 2003, certain information with respect to the Company's equity securities owned of record or beneficially by (i) each officer and director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company's outstanding equity securities; and (iii) all directors and executive officers as a group.

                     Name and Address   Amount and Nature of   Percent of
 Title of Class    of Beneficial Owner  Beneficial Ownership    Class (i)
---------------  --------------------- ----------------------  ------------
Common Stock     Comp Property
                 International Ltd. (ii)    14,250,000             88.5%
                 49-51 Jervois Street
                 Sheung Wan, Hong Kong

Common Stock     All officers and
                 directors as a group                0                0
----------------------------------------------------------------------------
(i) Based upon 16,100,000 shares issued and outstanding. There are no outstanding options or warrants to purchase, nor any securities convertible into, the Company's common shares.

(ii) A majority of capital stock of Comp Property International Ltd. is owned by Sen Hong Resources Holdings Ltd., a Hong Kong corporation.

     Other than as disclosed above, the Company is not aware of any other company or any other person, jointly or severally, that directly or indirectly controls it. The Company is not aware of any arrangements or understandings, which may at a future date result in a change in control of the Registrant.

MANAGEMENT

    The following table sets forth certain information regarding the executive officers and directors of the Registrant as of the date of this Report.

        Name        Age           Positions Held
------------------ ------  -----------------------------------------------
Jacinta Sit         30     President, Chief Financial Officer and Director,
Vivian Lee-Yu Lam   33     Vice President, Secretary and Director
Woon Chew Chai      44     Director

JACINTA SIT has been President and a director of the Company since September 2003. From 2001 to the present, Ms. Sit holds various positions, most recently as an Executive Director, of Sen Hong Resources Holdings Limited, a Hong Kong corporation, whose principal business is the exploration and development of crude oil. From February 2003 to present, Ms. Sit also services as a director, president and chief financial officer of Oxford Technologies Inc., an electronics manufacturing services provider in UK.

VIVIAN LEE-YU LAM was appointed director, vice president and Secretary of the Company in September 2003. From 2000 to the present, Ms. Lam holds various positions, most recently as Company Secretary, of Sen Hong Resources Holdings Limited, a Hong Kong corporation. Currently Ms. Lam also serves as a director of Great Admirer Limited, a Hong Kong corporation, and a director of Oxford Technologies Inc., an electronics manufacturing services provider in UK.
Ms. Lam received her Bachelor's degree in Japanese Studies from the University of Hong Kong, and a postgraduate diploma in Corporate Administration from the City University of Hong Kong.

WOON CHEW CHAI was elected as independent director of the Company in September 2003. From 1994 to the present, Mr. Chai has been a partner at Michael Chai
& Co., a law firm in Kuala Lumpur, Malaysia. From 1991 to 1994, he was a legal associate with Shook Lin & Bok, a law firm in Kuala Lumpur, Malaysia. From
2002 to the present, he serves director of Sen Hong Resources Holdings Limited, a Hong Kong corporation. Since March 2003, Mr. Chai also serves as director of Oxford Technologies Inc., an electronics manufacturing services provider in UK. Mr. Chai holds a Bachelor of Laws (Hons) degree from the University of Buckingham, and a Bachelor of Science (Hons) degree in Chemistry from University of Surrey, UK. Mr. Chai qualified as Barrister at Law from Lincoln's Inn, England.

     Above named directors and executive officers of the Company have not involved in any legal proceedings as described in Item 401 of Regulation S-B.

     There are no agreements or understandings for the Company's officer or director to resign at the request of another person, and the above-named officer and director is neither acting on behalf of, nor will act at the direction of, any other person. There is no family relationship among any of the executive officers and directors.


Item 2.     ACQUISITION OR DISPOSITION OF ASSETS


    The following is a description of Starlight's business.

Description of Business

     Starlight was incorporated under laws of Hong Kong on May 19, 2000 to engage in the business of e-commerce. Since its inception, due to a protracted global economic slowdown, Starlight has virtually conducted no business until August 2003 when it began to change its business plan to enter into wholesale distribution of magazines and periodicals business in Hong Kong.

     Starlight does not publish any of magazines or periodicals it distributes. The principal business of Starlight is to solicit contracts to purchase magazines and periodicals directly from magazine publishers, and arrange distribution to retail outlets, such as supermarkets, discount variety stores, convenience stores, drug stores and newsstands that offered mass-market reading materials to consumers.

     The magazines and periodicals Starlight intends to distribute include most editorial category, from comic books to women's service, from automotive to teen, from news journals to business periodicals, from national weeklies to regional titles and special interest magazines. Starlight intends to provide client publishers with comprehensive sales, marketing and promotional services through a network of domestic and overseas sales venues including mass market, direct-to-retail and specialty market channels.

     Starlight is in its early stage of development and is a development stage company. Starlight's operation to date has been focused on establishing and developing relationships with various magazine publishers. To date Starlight has entered into a distribution agreement with "Fortune World", a Beijing, China-based monthly magazine that provides business news and analysis from a business solutions perspective for professional and managerial Chinese to distribute the "Fortune World" magazine in Hong Kong.

Target Market

     For certain reasons approximately 95% of magazines and periodicals currently sold in Hong Kong were published in Hong Kong and in traditional Chinese language or published in foreign countries in English language. In recent years there are more and more people from Mainland China who came to Hong Kong to do business. Often they are not able to find magazines and periodicals in Hong Kong that published in Mainland China and in simplified Chinese language. At the same time, more and more Hong Kong residents are desirous of knowing almost everything about Mainland China, largely for business and career purposes. Starlight intends to introduce more magazines that published in Mainland China and in simplified Chinese language to Hong Kong residents and businessmen.

     Starlight's base of operations and initial market is Hong Kong. Starlight believes that its primary target market will consist of local retail outlets in Hong Kong, such as supermarkets, discount variety stores, convenience stores, drug stores and newsstands that offered mass market reading materials to consumers. Starlight may, however, expand its market by distributing certain magazines published in Hong Kong to Mainland China in the future. Starlight currently has exclusive rights to distribute "Fortune World" magazine in Hong Kong. It plans to seek exclusive and/or non-exclusive rights from other magazine publishers to distribute additional magazines or periodicals in Hong Kong. However, Starlight intends to distribute only magazines and periodicals those published in China and in Chinese.

Suppliers and Pricing

     Starlight purchases magazines directly from magazine publishers at a discount to the suggested price as established by the publishers and then sold, currently on consignation basis, the magazines to retailers at a lesser discount. Certain other competing wholesalers may have the advantage of more favorable discounts from the regional distributors. They have entered into multi-year contracts with wholesale distributors. This resulted in an increase in the discount to retailers and a reduction in the gross margin to the wholesalers except to the extent a competing wholesaler might receive better pricing from the regional distributors.

     Magazine publishers directly ship the magazines to Starlight for distribution. As to date, Starlight has only one supplier, Fortune World Publishing Co., Ltd. of China, with Starlight has entered into an exclusive agreement to distribute its monthly magazine "Fortune World." Starlight intends to enter into more distribution agreement with other Chinese magazine publishers in the next twelve months.

Distribution

     Starlight's current method of distribution is going through its field representatives. Field representatives are the vital link to achieving success for client publishers. Their primary tasks are to ensure that all authorized retailers are on distribution, and to expand dealer coverage while maximizing sales efficiency.

     Substantially all of retailers in Hong Kong are small in size. Wholesale magazine and periodical distributors there historically operate in defined geographic territories where, through long-standing custom and usage, publishers control the magazine availability, and there has been no significant consolidation in periodical wholesale distribution industry in Hong Kong.

Growth Strategy

     The objective of Starlight is to become a leading distributor of magazines and periodicals in Hong Kong by providing its publisher clients with the best distribution and marketing service at lower cost in the industry. Starlight believes that its success will be totally dependent on client-driven sales and performance. Key elements of Starlight's growth strategy include:

  o  negotiate exclusive distribution agreements with publisher clients;

  o establish partnership with other distributors in arranging for distribution to larger regions;

  o  work closely with retailers in category management and merchandising;

  o provide the highest level of market penetration and the best customer service in the industry; and

  o Be ready to provide the one-on-one assistance and support needed to build a strong on-going relationship with each publisher client.

Competition

     Competition in the distribution of magazines and periodicals in Hong Kong is intense. Starlight's target markets primarily consists of retail outlets, such as supermarkets, discount variety stores, convenience stores, drug stores and newsstands that offered mass market reading materials to consumers. A large number of magazine distributors currently operated in Hong Kong are established and have significantly greater financial resources, technical expertise and managerial capabilities than Starlight. Consequently, Starlight will be at a competitive disadvantage in entering into distribution agreements with major magazine publishers, which will significantly affect Starlight's ability to compete. Currently Starlight also faces competition from four different areas, including competition from other distributors, competition from alternative delivery channels, including subscriptions offered by the publishers and electronic transmissions over the Internet, and competition from suppliers selling directly to retail customers, and competition from substitute products.

Intellectual Property

     Starlight currently owns no patents, trademarks, licenses, concessions or royalties or franchises that are material to its business.

Research and Development

     Starlight is not currently conducting any research and development activities. Starlight does not anticipate conducting such activities in the near future.

Government Regulation

     Starlight does not believe that it needs any governmental approval for its sale and distribution of magazines and periodicals in its principal territory Hong Hong. Starlight's business is subject to Hong Kong local laws relating to the promotion and advertising of its products. It believes that it is in compliance with all laws, rules and regulations material to its operations.

Employees

     At present Starlight have two employees. Starlight may add additional personnel as its business grows.

DESCRIPTION OF PROPERTY

     Starlight currently maintains its business offices at 3 Garden Road, Suite 2307, Asian Pacific Finance Tower, Suite 2307, Hong Kong, which are provided to Starlight at no charge by Comp Property International Ltd., the controlling shareholder of the Company. Comp Property has agreed to continue this arrangement until Starlight has generated enough revenues to make the rent payment.

LEGAL PROCEEDINGS.

     There are no legal actions pending against Starlight nor are any legal actions contemplated by Starlight at this time.


MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

     The following discussion on the Company's plan of operation contains forward-looking statements. Such statements are within the meaning of that term in Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may include, but not be limited to, projections of revenue, income, or loss, estimates of capital expenditures, plans for future operations, products, or services, financing needs or plans, as well as assumptions relating to the foregoing. The words "believe", "expect", "anticipate", "estimate", "project", and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements.

     The following discussion of the Company's plan of operation should be read in conjunction with its financial statements and the related notes thereto.

Plan of Operation

     Starlight was incorporated under laws of Hong Kong on May 19, 2000 to engage in the business of e-commerce. Since its inception, due to a protracted global economic slowdown, Starlight has virtually conducted no business until August 2003 when it began to change its business plan to enter into wholesale distribution of magazines and periodicals business in Hong Kong.

     Starlight does not publish any of magazines or periodicals it distributes. The principal business of Starlight is to solicit contracts to purchase magazines and periodicals directly from magazine publishers, and arrange distribution to retail outlets, such as supermarkets, discount variety stores, convenience stores, drug stores and newsstands that offered mass-market reading materials to consumers.

     The magazines and periodicals Starlight intends to distribute include most editorial category, from comic books to women's service, from automotive to teen, from news journals to business periodicals, from national weeklies to regional titles and special interest magazines. Starlight intends to provide client publishers with comprehensive sales, marketing and promotional services through a network of domestic and overseas sales venues including mass market, direct-to-retail and specialty market channels.

     Starlight is in its early stage of development and is a development stage company. Starlight's operation to date has been focused on establishing and developing relationships with various magazine publishers. Starlight has no business operations until September 2003 it entered into a distribution agreement with "Fortune World", a Beijing, China-based monthly magazine that provides business news and analysis from a business solutions perspective for professional and managerial Chinese to distribute the "Fortune World" magazine in Hong Kong.

Liquidity and Capital Resources

     Since inception until September 2003 when Starlight entered into a distribution agreement with Fortune World Publishing Co., Ltd. of China to distribute its monthly magazine "Fortune World", Starlight had no business activities, and there were no revenues or cost of revenues. As of August 30, 2003, Starlight has no cash balance and has no other assets.


CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

N/A.


EXECUTIVE COMPENSATION

     Prior to October 1, 2003, Starlight's officers and directors did not receive any compensation for their services. They have not received such compensation in the past, and are not accruing any compensation pursuant to any agreement with Starlight. Starlight has no retirement, pension, profit sharing, stock option or insurance programs or other similar programs for the benefit of directors, officers, or other employees.

Employment Agreements

    Starlight has no employment agreements with any of its executive officers.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None.



Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

     On September 8, 2003, Mr. Wei Yuan, the Company's President and Director resigned. New officers and directors were elected. See "Management" above.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (a) Financial Statements

     The audited financial statements are herewith filed.


                            STARLIGHT E-COMMERCE LTD.


                              FINANCIAL STATEMENTS
                        FOR THE PERIOD ENDED AUGUST 30, 2003
                         With Independent Auditor's Report



                                                                    Page No.

INDEPENDENT AUDITOR'S REPORT........................................     2

FINANCIAL STATEMENTS:

  Balance Sheet as of August 30, 2003...............................     3

  Statement of Operations for the Period from May 19, 2000
   (Inception) to August 30, 2003...................................     4

  Statement of Changes in Stockholders' Equity
   For the Period from May 19, 2000 (Inception) to August 30, 2003..     5

  Statement of Cash Flows for the Period from May 19, 2000
   (Inception) to August 30, 2003...................................     6

  NOTES TO FINANCIAL STATEMENTS.....................................     7




Stan J.H. Lee, CPA                                      Tel: 760-612-1269
2182 Lemoine Ave, Suite 200                Email: sierra5533@dmhdxcpa.com
Fort Lee, NJ 07024                                      Fax: 815-846-7550


                            INDEPENDENT AUDITOR'S REPORT


To the Stockholders and
Board of Directors of
Starlight E-Commerce Ltd.

I have audited the accompanying balance sheet of Starlight E-Commerce Ltd. as of August 30, 2003, and the related statements of operations, changes in stockholders' equity, and cash flows for the period then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on our audits.

I conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Starlight E-Commerce Ltd. as of August 30, 2003 and the results of its operations and its cash flows for the period then ended in conformity with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming Starlight E-Commerce Ltd. will continue as a going concern. The Company has suffered recurring losses and has yet to generate an internal cash flow that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Stan J.H. Lee, CPA
------------------------
Stan J. H. Lee, CPA
November 7th, 2003
Fort Lee, New Jersey



                             STARLIGHT E-COMMERCE LTD.

                                  BALANCE SHEET
                                 August 30, 2003

                                     ASSETS

CURRENT ASSETS ..............................................     $      0

OTHER ASSETS ................................................            0
                                                                  --------
TOTAL ASSETS ................................................     $      0
                                                                  ========


                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES..........................................     $      0
                                                                  --------
TOTAL LIABILITIES............................................            0
                                                                  --------

STOCKHOLDERS' EQUITY

 Capital contribution........................................        1,923

 Accumulated deficit during development stage ...............      (1,923)
                                                                  --------
     TOTAL STOCKHOLDERS' EQUITY .............................            0
                                                                  --------
 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY..................     $      0
                                                                  ========


         The accompanying notes to financial statements are an integral part of these statements




                            STARLIGHT E-COMMERCE LTD.

                            STATEMENT OF OPERATIONS
   For the Period from May 19, 2000 (Inception) to August 30, 2003


SALES.......................................................    $        0

OPERATING EXPENSES:
  General and administrative expenses.......................         1,173
  Organization expense......................................           750
                                                                  --------
     Total operating costs and expenses.....................         1,923
                                                                  --------

Income (loss) Before Tax Provision..........................       (1,923)

Provision for income taxes..................................             0
                                                                 ----------
NET LOSS....................................................     $  (1,923)
                                                                 ==========



         The accompanying notes to financial statements are an integral part of these statements






                            STARLIGHT E-COMMERCE LTD.


                   STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
         For the Period from May 19, 2000 (Inception) to August 30, 2003



                                       Total                  Total
                  Common Stock    Accumulated Deficit   Stockholders' Equity
                ---------------  ---------------------  ---------------------
Balance,
  May 19, 2000              -           $       -             $       -

Capital Contribution  $ 1,923                   -                 1,923

Net Loss                    -             (1,923)               (1,923)

Balance,
 August 30, 2003      $ 1,923           $ (1,923)              $      -
                     =========          =========              =========


         The accompanying notes to financial statements are an integral part of these statements





                           STARLIGHT E-COMMERCE LTD.

                            STATEMENT OF CASH FLOWS
     For the Period from May 19, 2000 (Inception) to August 30, 2003



CASH FLOWS FROM OPERATING ACTIVITIES:
 Net loss....................................................    $  (1,923)
 Adjustment to reconcile net loss to net cash provided by
  Operating activities.......................................             0
                                                                 ----------
  Net cash used in operating activities......................       (1,923)
                                                                 ----------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Net cash provided by investing activities...................             0
                                                                 ----------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Contribution of Capital.....................................         1,923
                                                                 ----------
 Net cash provided by financial activities...................         1,923
                                                                 ----------

NET INCREASE (DECREASE)......................................      $      0
                                                                 ----------

CASH, beginning of period....................................             0
                                                                 ----------
CASH, end of period .........................................      $      0
                                                                 ==========



   The accompanying notes to financial statements are an integral part of these statements.



                            STARLIGHT E-COMMERCE LTD.

                         Notes to Financial Statements
                               August 30, 2003


NOTE 1.  GOING CONCERN CONSIDERATION

   The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States, which contemplates the continuation of the Company as a going concern. The Company is in the development stage and as of August 30, 2003 it has no current sources of revenue. Without realization of additional capital, it would be unlikely for the Company to continue as a going concern.

   The management's plans include seeking magazine publishers to enter into distribution agreements to provide the opportunity for the Company to continue as a going concern, and at the same time seeking strategic joint venture relationships to assist in increasing revenues and cash flow for the Company. However, there can be no assurance that management will be successful in this endeavor.

NOTE 2. BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   A. Organization and Business Operations

   Starlight E-Commerce Ltd. (a development stage company) (the "Company") was incorporated on May 19, 2000 under laws of Hong Kong to engage in the business of e-commerce. Since its inception, due to a protracted global economic slowdown, Starlight has virtually conducted no business until August 2003 when it changed its business plan to enter into distribution of magazines and periodicals business in Hong Kong. The Company's principal business is to solicit contracts to purchase magazines and periodicals from magazine publishers and arrange distribution to retail outlets, such as supermarkets, discount variety stores, convenience stores, drug stores and newsstands that offered mass market reading materials to consumers. In September 2003, the Company entered into its first distribution agreement with " Fortune World", a Beijing, China-based monthly magazine that provides business news and analysis from a business solutions perspective for professional and managerial Chinese.

   B.  Cash and Cash Equivalents

   The Company considers all highly liquid investments purchased with an original maturity of three months or less from the date of purchase that are readily convertible into cash to be cash equivalents.

   C.  Use of Estimates

   The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   D.  Accrued Expenses

   Accrued expenses consist of accrued legal, accounting and office costs during this stage of the business.

   E.  Income Taxes

   The Company accounts for income taxes under the Financial Accounting Standards Board of Financial Accounting No. 109, "Accounting for Income Taxes". Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. There was no current or deferred income tax expense or benefits due to the Company not having any material operations for the period ended September 30, 2002.

   F.  Recent issued accounting standards

   In June 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 141 "Business Combinations" and No. 142 "Goodwill and Other Intangible Assets". SFAS No.141 requires all business combinations initiated after June 30, 2001 to be accounted for under the purchase method. For all business combinations for which the date of acquisition is after June 30, 2001, SFAS No. 141 also establishes specific criteria for the recognition of intangible assets separately from goodwill and requires unallocated negative goodwill to be written off immediately as an extraordinary gain, rather than deferred and amortized. SFAS No. 142 changes the accounting for goodwill and other intangible assets after an acquisition. The most significant changes made by SFAS No. 142 are:(1) goodwill and intangible assets with indefinite lives will no longer be amortized; (2) goodwill and intangible assets with indefinite lives must be tested for impairment at least annually; and (3) the amortization period for intangible assets with definite lives will no longer be limited to forty years. At this time, the Company does not believe that the adoption of either of these statements will have a material effect on its financial position, results of operations, or cash flows.

   In June 2001, the FASB issued SFAS No. 143 "Accounting for Asset Retirement Obligations". SFAS No. 143 establishes accounting requirements for retirement obligations associated with tangible long-lived assets, including
   (1) the timing of the liability recognition, (2) initial measurement of the liability, (3) allocation of asset retirement cost to expense, (4) subsequent measurement of the liability and (5) financial statement disclosures. SFAS No. 143 requires that an asset retirement cost should be capitalized as part of the cost of the related long-lived asset and subsequently allocated to expense using a systematic and rational method. The adoption of SFAS No. 143 is not expected to have a material effect on the Company's financial position, results of operations, or cash flows.

   In August 2001, the FASB also approved SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". SFAS No. 144 replaces SFAS No. 121. The new accounting model for long-lived assets to be disposed of by sale applies to all long-lived assets, including discontinued operations, and replaces the provisions of Accounting Principles Board (APB) Opinion
   No. 30, "Reporting Results of Operations- Reporting the Effects of Disposal of aSegment of a Business", for the disposal of segments of a business. SFAS No. 144 requires that those long-lived assets be measured at the lower of carrying amount or fair value less cost to sell, whether reported in continuing operations or in discontinued operations. Therefore, discontinued operations will no longer be measured at net realizable value or include amounts for operating losses that have not yet occurred. SFAS No. 144 also broadens the reporting of discontinued operations to include all components of an entity with operations that can be distinguished from the rest of the entity and that will be eliminated from the ongoing operations of the entity in a disposal transaction. The provisions of SFAS No. 144 are effective for financial statements issued for fiscal years beginning after December 15, 2001 and, generally are to be applied prospectively. At this time, the Company does not believe that the adoption of SFAS No. 144 will have a material effect on its financial position, results of operations, or cash flows.

   In April 2002, the FASB issued SFAS No. 145, "Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections." This SFAS made revisions to the accounting for gains and losses from the extinguishment of debt, rescinded SFAS No. 44 and required certain lease modifications that have economic effects similar to sale-leaseback transactions be accounted for in the same manner as sale-leaseback transactions. The Company will be required to adopt SFAS No. 145 on January 1, 2003. The adoption of SFAS No. 145 is not expected to have a material impact on the Company's financial statements.

   In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities," which requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. Such costs covered by the standard include lease termination costs and certain employee severance costs that are associated with a restructuring, discontinued operation, plant closing, or other exit or disposal activity. SFAS No. 146 replaces the previous accounting guidance provided by the Emerging Issues Task Force Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." SFAS No. 146 is to be applied prospectively to exit or disposal activities initiated after December 31, 2002. The Company does not anticipate that the adoption of SFAS No. 146 will have any effect on the Company's financial statement presentation or disclosures.

   In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" ("FIN 45"). FIN 45 elaborates on the existing disclosure requirements for most guarantees, including loan guarantees such as standby letters of credit. It also clarifies that at the time a company issues a guarantee, it must recognize an initial liability for the fair market value of the obligations it assumes under that guarantee and must disclose that information in its interim and annual financial statements. The initial recognition and measurement provisions of FIN 45 apply on a prospective basis to guarantees issued or modified after December 31, 2002. The Company does not anticipate that the adoption of FIN 45 will have any effect on the Company's financial statement presentation or disclosure.

   In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities (and Interpretation of ARB No. 51)" ("FIN 46"). FIN 46 addresses consolidation by business enterprises of certain variable interest entities, commonly referred to as special purpose entities. The Company does not anticipate that the adoption of FIN 46 will have any effect on the Company's financial statement presentation or disclosure.

NOTE 3.  STOCKHOLDER'S EQUITY

   Contributed Capital

   The periods ended August 30, 2003 include an imputed $1,923 for expenses and services contributed by the Company's principal shareholders that were free of charge. The amounts are included in total expenses in the accompanying financial statements. The Company has no obligation to repay these amounts.

NOTE 4.  RELATED PARTY TRANSACTIONS

   Since inception the Company has not paid any compensation to any officers or directors of the Company.

   The Company neither owns nor leases any real property. The Company currently uses the offices of its principal shareholders as its business address, for which the Company pays no rent, and for which the principal shareholders of the Company has agreed to continue this arrangement until the Company leases office spaces.

   All expenses incurred or paid by the principal shareholder on behalf of the Company to the date have been recorded in the Company's statement of operations with a related credit to contribution capital.

NOTE 5.  SUBSEQUENT EVENT

   On September 10, 2003, the Company entered into a Share Exchange Agreement with Cowley Technologies Corp., a Delaware corporation ("Cowley Technologies"), pursuant to which Cowley Technologies agreed to issue a total of 1,100,000 shares of its common stock to the shareholders of the Company in exchange for all the capital stock of the Company. As a result, the Company became a wholly owned subsidiary of Cowley Technologies.


 (b) Exhibits

   Exhibit No.       Description
   ----------   ------------------------------------
    2.1         Stock Purchase Agreement*
   10.1         Share Exchange Agreement*

*   Incorporated by reference from Exhibits to Form 8-K filed September
    15, 2003.


Item 8.  CHANGE IN FISCAL YEAR

     The Company intends to change its fiscal year ended from September 30 to December 31, so that it is the same as Starlight E-Commerce Ltd.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



COWLEY TECHNOLOGIES INC.

By: /s/ Jacinta Sit
----------------------------
Jacinta Sit, President & CFO


Date:  November 12, 2003